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                                                              EXHIBIT 99.13

                                  CONSENT

                                                              July 31, 1999

Global Crossing Ltd.

150 El Camino Drive

Suite 204

Beverly Hills, CA 90212

Ladies and Gentlemen,

  I hereby consent to the references to my becoming a director of Global Crossing Ltd. in the Registration Statement on Form S-4 of Global Crossing Ltd. (Registration No. 333-82657) and the related Joint Proxy Statement/Prospectus.

                                          Sincerely yours,

                                                  /s/ Eric Hippeau
                                          -------------------------------------

                                                    Eric Hippeau